                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS DOCUMENT is entered into as of July 28, 1998, but is effective as of June 29, 1998, between TEPPCO COLORADO, LLC, a Delaware limited liability company ("Borrower"), the Lenders named below, and SUNTRUST BANK, ATLANTA, as Agent for Lenders ("Agent").

         Borrower, Lenders, and Agent are party to the Credit Agreement (as it may have been renewed, extended, and amended through the date of this document, the "Credit Agreement") dated as of April 21, 1998, providing for a $38,000,000 term loan to Borrower. Borrower, Lenders, and Agent have agreed, upon the following terms and conditions, to amend the Credit Agreement as provided in Paragraph 2 below. Accordingly, for adequate and sufficient consideration, Borrower, Lenders, and Agent agree as follows:

1. TERMS AND REFERENCES. Unless otherwise stated in this document (A) terms defined in the Credit Agreement have the same meanings when used in this document and (B) references to "Sections," "Schedules," and "Exhibits" are to the Credit Agreement's sections, schedules, and exhibits.

2.       AMENDMENTS. The Credit Agreement is amended as follows:

         (A) The words "90 days" in Section 6.1(f) are amended to read "150 days".

         (B) The table in Section 8.1 and Table 2 in Exhibit C are entirely amended as follows:

============================= =============
     Quarter(s) Ending           Ratio
============================= =============
06/30/98 through 03/31/99     0.70 to 1.00
06/30/99 through 12/31/99     0.67 to 1.00
03/31/00 and thereafter       0.65 to 1.00
============================= =============

3. CONDITIONS PRECEDENT. Notwithstanding any contrary provision, the foregoing paragraph in this document is not effective unless and until (A) the representations and warranties in this document are true and correct and (B) Agent receives counterparts of this document executed by each party named on the signature page of this document.

4. REPRESENTATIONS. To induce Lenders and Agent to enter into this document, Borrower represents and warrants to Lenders and Agent that as of the date of this document (A) Borrower has all requisite authority and power to execute, deliver, perform its obligations under this document, which execution, delivery, and performance have been duly authorized by all necessary corporate action, require no action by or filing with any Governmental Authority, do not violate any of its Constituent Documents or (except where not a Material-Adverse Event) violate any Legal Requirements applicable to it or any material agreement to which it or its assets are bound, (B) upon execution and delivery by all parties to it, this document will constitute Borrower's legal and binding obligation, enforceable against it in accordance with this document's terms except as that enforceability may be limited by Debtor Laws and general principles of equity, (C) all other representations and warranties in the Credit Documents are true and correct in all material respects except to the extent that (1) any of them speak to a different specific date or (2) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement, and (E) no Material-Adverse Event, Event of Default or Potential Default exists.

5. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Agent incident to this document, including, without limitation, the reasonable fees and expenses of Agent's special counsel in

                                                                 First Amendment
connection with the negotiation, preparation, delivery, and execution of this document and any related documents.

6. MISCELLANEOUS. All references in the Credit Documents to the "Credit Agreement" refer to the Credit Agreement as amended by this document. This document is a "Credit Document" referred to in the Credit Agreement; therefore, the provisions relating to Credit Documents in Sections 1 and 12 are incorporated in this document by reference. Except as specifically amended and modified in this document, the Credit Agreement is unchanged and continues in full force and effect. This document may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one and the same instrument. This document binds and inures to each of the undersigned and their respective successors and permitted assigns, subject to Section 12.10. This document and the other Credit Documents represent the final agreement between the parties in respect of the matters covered by the Credit Documents and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by the parties. There are no unwritten oral agreements between the parties.

                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                             SIGNATURE PAGE FOLLOWS.

                                                                 First Amendment

            EXECUTED as of the date first stated in this First Amendment to Credit Agreement.

TEPPCO COLORADO, LLC, as Borrower              SUNTRUST BANK, ATLANTA, as
                                               Agent and a Lender
By: TE Products Pipeline Company, Limited
    Partnership, as Sole Member
                                               By   /s/ JOHN A. FIELDS
    By: Texas Eastern Products Pipeline             -----------------------------------
        Company, as General Partner                 John A. Fields, Jr., Vice President

        By  /s/ CHARLES H. LEONARD
            -----------------------
            Charles H. Leonard,                 By  /s/ STEVEN J. NEWBY
            Senior Vice President,                  -----------------------------------
            Chief Financial Officer,                Name:    Steven J. Newby
            and Treasurer                                 -----------------------------
                                                    Title:   Corporate Banking Officer
                                                          -----------------------------


                                         BANK ONE, TEXAS, N.A., as a Lender


                                         By   /s/ GARY STONE
                                              -----------------------------------------
                                              Gary Stone, Senior Vice President

                              CONSENT AND AGREEMENT

         To induce Lender to enter into this document, the undersigned (a) consents and agrees to this document's execution and delivery, (b) ratifies and confirms that the guaranty granted to Agent and Lenders under the Credit Documents (as it may have been renewed, extended, and amended) is not released, diminished, impaired, reduced, or otherwise adversely affected by this document and continues to guarantee, the full payment and performance of all present and future Obligation, and (c) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to Agent and Lenders and their respective successors and permitted assigns.

                                 TE PRODUCTS PIPELINE COMPANY, LIMITED
                                 PARTNERSHIP, as Guarantor



                          By: TEXAS EASTERN PRODUCTS PIPELINE
                              COMPANY, as General Partner


                              By /s/ CHARLES H. LEONARD
                                 ----------------------------------------------
                                 Charles H. Leonard, Senior Vice
                                 President, Chief Financial Officer, and
                                 Treasurer